                                     OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                     Supplement dated November 19, 2002 to the
                                         Prospectus dated August 23, 2002

         The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed"
section on page 11:

         The  Board of  Trustees  of the  Fund  approved  various  changes  to the  Fund's  fundamental  investment policies,  changing the Fund's  diversification  status,  and submission of an amended and restated  declaration of trust to shareholders for approval.  Approval of the Fund's  shareholders is required before the Fund's fundamental investment  policies can be changed and before an amended and restated  declaration of trust can be adopted.  On or about December 2, 2002,  shareholders of the Fund on the record date will be mailed proxy materials  explaining the reasons for the proposed  changes.  In addition,  on or about December 2, 2002, a copy of the proxy  statement will be available for  information  purposes on the  OppenheimerFunds  website at  www.oppenheimerfunds.com.  After that date,  shareholders may also call  1.800.708.7780  to request a copy of the proxy  statement.  If the proposals are approved by shareholders,  at a meeting to be held on January 16, 2003, the Fund's  prospectus  and/or statement of additional information will be revised to reflect the approved changes.

November 19, 2002                                                                       PS0410.024